SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2007
                                                        -------------------


                         United Financial Bancorp, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


        United States                   000-51369               83-0395247
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                     Identification No.)


                                  95 Elm Street
                      West Springfield, Massachusetts            01089
                      -------------------------------            ------
                     (Address of principal executive office)   (Zip code)

Registrant's telephone number, including area code:  (413) 787-1700
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
            -------------------------------------------------------------

            On February 15, 2007, in connection with the anticipated retirement of Board member, Robert W. Bozenhard, Jr., the Board of Directors of United Financial Bancorp, Inc. (the "Company") approved an amendment to the Company's bylaws to reduce the authorized members of the Board of Directors of the Company from ten to nine members. The amendment is to be effective at the annual meeting of shareholders of the Company, scheduled for April 19, 2007.

            The Board of Directors also approved an amendment to the bylaws to allow for the annual meeting of the Board of Directors (following the annual meeting of shareholders) to be convened at a different time and different location from that of the annual meeting of shareholders. The purpose of the amendment is to allow the Company flexibility in holding the regular board meeting following the annual meeting of shareholders. This amendment is effective as of the date of non-objection by the Office of Thrift Supervision, which is expected shortly.

            The Amended and Restated Bylaws, following the amendments, are included herein as Exhibit 3(ii).

Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

            (d) Exhibit 3(ii). Amended and Restated Bylaws of United Financial Bancorp, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  UNITED FINANCIAL BANCORP, INC.


DATE:  February 20, 2007          By: /s/ Richard B. Collins
       --------------------           --------------------------------------
                                      Richard B. Collins
                                      President and Chief Executive Officer